EXHIBIT (23.2)





                    Consent of Independent Public Accountants


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated
   January 31, 1997 included in the IES Industries Inc. Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



                                      ARTHUR ANDERSEN LLP



   Chicago, Illinois,
   May 7, 1997